EXHIBIT 10.52

                            CPI Aerostructures, Inc.

                          Guaranty Agreement Amendment

         AMENDMENT dated as of June 25, 2002 to Guaranty Agreement (the "Guaranty") dated October 9, 1997, given by CPI AEROSTRUCTURES, INC., a New York corporation and its successors and assigns ("Guarantor"), in favor of RALOK, INC. (formerly Kolar Machine, Inc.), a New York corporation ( "Principal"), to secure all of the obligations and liabilities of Kolar, Inc., a Delaware corporation ("Buyer") to Principal as set forth in the Guaranty and herein.

                                    RECITALS

A. The Guaranty was previously issued to the Principal in connections with an Asset Purchase Agreement by and among CPI, Buyer, Principal and Daniel Liguori.

B. Pursuant to the Asset Purchase Agreement, Buyer issued an 8% convertible subordinated promissory note (the "Note"), the payment of which was guaranteed by the Guarantor pursuant to the Guaranty. Buyer has executed and delivered to Principal an Amended and Restated Note dated as of the date of this Amendment (the "Amended Note").

C. Pursuant to the Asset Purchase Agreement the Guarantor guaranteed the payment to principal of all obligations of the Buyer to the Principal under the Asset Purchase Agreement (the "Obligations").

D. The Guaranty is expressly subordinate to certain other indebtedness of the Guarantor pursuant to a certain Intercreditor and Subordination Agreement (as defined in the Guaranty Agreement - hereafter "Subordination Agreement") as said Subordination Agreement may be amended, supplemented or modified.

E. The Subordination Agreement has been amended such that, among other matters, the obligation of the Guarantor has been extended to certain additional indebtedness of the Guarantor in the amount of $704,484.41 described as the "Tranche C Loan" under an Amended and Restated Credit Agreement of even date herewith among the Guarantor and Kolar, Inc. as co-borrowers, JPMorgan Chase Bank as Administrative Agent and the Senior Lenders described therein; and for avoidance of doubt the parties wish to confirm and agree that the obligations of the Guarantor under the Guaranty are subordinated to the obligation of the Guarantor to repay the Tranche C Loan, subject to the limitations contained in the Subordination Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the terms, conditions, and mutual covenants appearing in this Guaranty, the Guarantor and the Principal hereby agree as follows:



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         Section 1. Section 11 of the Guaranty is hereby amended by adding an additional sentence at the end thereof, reading as follows:


         "WITHOUT LIMITATION OF THE FOREGOING, THE INDEBTEDNESS OF GUARANTOR WHICH IS SUBORDINATED HEREBY INCLUDES THE INDEBTEDNESS OF THE GUARANTOR IN RESPECT OF THE "TRANCHE C LOAN" AS DESCRIBED IN THE SUBORDINATION AGREEMENT, AS THE SAME HAS BEEN AMENDED BY AMENDMENT OF EVEN DATE HEREWITH, SUBJECT TO THE TERMS AND LIMITATIONS OF THE SUBORDINATION AGREEMENT."

         Section 2. Guarantor hereby acknowledges, ratifies and confirms that without limiting the terms of the Guaranty, each and every obligation of the Amended Note is subject to the Guaranty and that there are no defenses, offsets, recoupments or counterclaims of any kind or description to the Guaranty. Except as amended hereby, the terms of the Guaranty shall continue in full force and effect.

         Section 3. Counterparts. This Agreement may be executed in counterparts and all so executed shall constitute one Agreement, binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart.


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                  IN WITNESS WHEREOF, the Guarantor has executed this Amendment to Guaranty Agreement as of the day and year first written above.

                                              CPI AEROSTRUCTURES, INC.


                                              By: /s/ Edward J. Fred
                                                  --------------------------
                                                  Edward J. Fred,  President


The foregoing amendment is accepted and approved.

Ralok, Inc.

By: /s/



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